Exhibit 10.3.13

RETENTION AGREEMENT

This Retention Agreement (hereafter “Agreement”) is hereby entered into by and between Jeffrey A. Elias (hereafter “Elias”) and Westaff, Inc., Westaff (USA), Inc., and Westaff Support, Inc. (hereafter “Westaff”).

A.       Elias is employed by Westaff as Senior Vice President, Human Resources pursuant to the Employment Agreement effective as of November 28, 2006 (the “Employment Agreement”).

B.        Westaff desires to have Elias remain in his position and, as an incentive for him to remain for at least a six (6) month period, through October 31, 2007 (the “Retention Date”), is willing to pay him a Retention Bonus as set forth below:

THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed by and between the undersigned as follows:

1.              Elias agrees to remain in his position and perform his duties with Westaff through the Retention Date.

2.              Elias understands and agrees that in consideration for his promises and covenants contained herein, Westaff will pay Elias in one lump sum an amount equivalent to four (4) months’ of his base salary at the time of signing this Retention Agreement or $63,333 less appropriate withholdings (the “Retention Bonus”). Elias shall receive this Retention Bonus within ten (10) business days of the Retention Date.

3.              Elias shall not be eligible for any portion of the Retention Bonus if he resigns from his employment with Westaff prior to the Retention Date, or if his employment is terminated by Westaff for Cause. For purposes of this Agreement, “Cause” shall be defined in accordance with Section 4(a) of the Employment Agreement.

4.              All other terms of the Employment Agreement shall remain in full force and effect.

Dated: April 30, 2007	/s/ Jeffrey A. Elias
Jeffrey A. Elias

WESTAFF, INC.

	By:	/s/ P. M. Newman
Patricia M. Newman

WESTAFF (USA), INC.

	By:	/s/ John P. Sanders
John P. Sanders

WESTAFF SUPPORT, INC.

	By:	/s/ John P. Sanders
John P. Sanders